Exhibit 10.41

AMENDMENT ONE

To

DISTRIBUTION SERVICES AGREEMENT

Between

Aviall Services, Inc.

and

ROLLS-ROYCE CORPORATION

WHEREAS the Parties have entered into a Distribution Services Agreement A01-596, effective, December 17, 2001, and

WHEREAS, pursuant to Section 27, page 30, Amendments, the Parties are agreeable to making changes to the Agreement, and

NOW THEREFORE, the parties agree as follows:

Section 5. (a)(1) Terms of Sale, Page 10 – Please delete paragraph (1) in its entirety and replace with the following:

“Annually, individual suggested list prices may be changed, however, the Company guarantees that on average, suggested list prices for all active T56 products will increase a minimum ***% per year. The Company must give Service Provider written notice of annual price changes at least 90 days before the increase takes effect. Service Provider orders placed in a given year but scheduled for delivery in the next year will be at the price in effect at time of delivery and subject to the annual price increase. However, Service Provider orders scheduled for delivery in a given year but not delivered until the next year will be price protected at the previous year’s price.

The Company may reevaluate and increase suggested list prices on a quarterly basis but only if it first gives Service Provider written notice of any increase at least 90 days before the price increases takes effect. The price to Service Provider for all items of Product ordered before receipt of notice by Service Provider and for all items of Product ordered after receipt of notice by Service Provider but which are deliverable by Company under established lead times before the date of the price increase, shall be at the price applicable prior to the price increase.”

Section 5. (c) Terms of Sale, Page 10 – Please delete paragraph (c) in its entirety and replace with the following:

“Payment terms from the Service Provider due the Company are *** days from receipt of Product or date of invoice, whichever is later. Service Provider will make payments twice monthly (second Friday and last Friday) for all amounts due in accordance with Exhibit R. If payment is not received by Company in accordance with this Section, the Company shall be entitled to charge a late payment fee at the rate of ***% per day, or the maximum allowable by law, of any past due amount, on any Purchase Order undisputed in good faith. All payments hereunder shall be made in U.S. dollars or such other currency which may be agreed upon.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

Section 5. (f) Terms of Sale, Page 10 – Please delete paragraph (f) in its entirety and replace with the following:

“Payment terms for any amounts due Service Provider by Company are *** days from date Service Provider ships Product on Rolls-Royce’s behalf. Company will make payments twice monthly (second Friday and last Friday) for all amounts due in accordance with Exhibit R. If payment is not received by the Service Provider in accordance with this Section, the Service Provider shall be entitled to charge a late payment fee at the rate of ***% per day, or the maximum allowable by law, of any past due amount, on any Purchase Order undisputed in good faith. All payments hereunder shall be made in U.S. dollars or other such currency which may be agreed upon.”

Section 6. (b) Delivery Terms, Page 11 – Please delete paragraph (b) in its entirety and replace with the following:

“If the Company does not deliver Products within *** days of the delivery date as specified in a Purchase Order accepted by the Company, Service Provider has the right to (i) cancel the Purchase Order with evidence of customer cancellation of an order of such Product (or the portion of the Purchase Order equal to any amount cancelled by customer) from Service Provider, or (ii) extend the delivery date to a later date. The extended delivery date must be within six months of the originally scheduled delivery date. Service Provider has the right to cancel the Purchase Order if delivery is not made by the extended date.

Additionally, if market/political-economic or competitive environment shifts make the delayed order excess to Service Provider then current needs, the Service Provider may cancel products that the Company does not deliver within *** days of the originally scheduled delivery date. Market/political-economic shifts are events or actions that result in significant changes in the demand for Product. Competitive environmental shifts are events or actions that result in significant changes in the sources and nature of the availability of amongst others, of new non-OEM parts, new repairs and surplus material. The Company will receive written notification of these changes with the accompanying cancellation request.

Exhibit H: Foreign Sales Agency Agreements – Please delete the paragraph that begins “The Company will retain order management . . .” in its entirety and replace with the following:

“The Company will retain order management responsibility for Shintoa International. All orders received from Shintoa will be forwarded to the Service Provider for forecasting requirements and order fulfillment, including shipping Product to Shintoa. If Shintoa requires that parts be shipped directly from the Company, the Service Provider will return such parts to the Company. The Service Provider will pay the Company a ***% handling fee for parts that are shipped to Shintoa from the Company. For parts sold to Shintoa, the Company will invoice the Service Provider’s share of the commission payments in accordance with Exhibit R.”

Exhibit K: Transfer Prices – Please delete Exhibit K in its entirety and replace with the following:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

“Company agrees that it will sell Product to Service Provider at a discount of not more than ***% and not less than ***% off the then-current list price. The discount for year one will be ***% off list. Beginning with the second full calendar year, the discount to the Service Provider will be based on sales growth.

Joint Company and Service Provider sales, at list price, in 2001 (excluding sales by Company to Service Provider) are estimated at $*** (based on actual sales through September and an estimate for the remainder of the year). Using actual Company and Service Provider 2001 sales data (excluding sales by Company to Service Provider) as the initial baseline, if year-over-year sales increase more than ***% (inclusive of inflation and list price changes), the discount from list will be increased on a sliding scale to no more than ***% in the subsequent year as set forth below. If sales increase less than ***% (inclusive of inflation and list price changes) the discount will be reduced to no lower than ***% off list as set forth below. Sales scheduled to occur prior to year end but not achieved due to late Product delivery, may be accounted for in the year that sales were due to occur. All delinquent customer orders outstanding on 12-31-2001 shall automatically be assigned by the Company to Service Provider.”

Sales Performance (% above of target)	Service Provider Discount
***<	***%
*** – ***	***%
*** – ***	***%
*** – ***	***%
*** – ***	***%
***>	***%

Exhibit N: U.S. Military Sales – Please delete the last paragraph in its entirety that begins, “In filing contracts and other agreements with U.S. military customer…” and replace with the following:

“In filing contracts and other agreements with U.S. military customers (or their contractors), the Service Provider will be required to fill part orders at a price below the transfer price. For the parts shipped in fulfillment of these contracts, the Company will reimburse Service Provider in accordance with Exhibit R for the average cost of the Product plus a handling fee of ***% of current year list price. Average cost is equal to ***% of current year list price.”

Exhibit R: Payment Terms – Please delete this Exhibit in its entirety and replace with the following paragraphs:

Service Provider Payment Terms

Service Provider payment terms for new part purchases are *** days paid twice monthly. Payments will be made to Company via check. The check must be in Company’s possession by close of business on the second Friday and last Friday of a month unless payment schedule is otherwise mutually agreed.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.

Company Payment Terms

Company payment terms for amounts due Service Provider are *** days paid twice monthly. Payments will be made to Service Provider via wire on the second Friday and last Friday of a month unless payment schedule is otherwise mutually agreed.”

All other terms and conditions remain unchanged.

The foregoing Provisions are understood and agreed by the undersigned parties.

IN WITNESS WHEREOF, each party of this Amendment One of the Agreement has caused it to be executed in duplicate below with an effective date of October 1, 2003.

AVIALL SERVICES, INC.	ROLLS ROYCE CORPORATION

/s/ D. P. Komnenovich	/s/ Norman D. Britton
Signature	Signature

Dan Komnenovich	Norman D. Britton
Name	Name

Chief Operating Officer, Aviall Services, Inc.	Contracts Director-Defense North America
Title	Title

01 Oct 03	01 Oct 03
Date	Date

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS DOCUMENT WITH “***”.